Integrys Energy Group, Inc.

Fourth Quarter 2013 Earnings

Released February 26, 2014

Contents

Pages
News Release	1-4
Consolidated Statements of Income	5
Consolidated Statements of Comprehensive Income	6
Consolidated Balance Sheets	7
Consolidated Statements of Cash Flows	8
Diluted Earnings Per Share – Adjusted and Weather Impacts	9
Non-GAAP Financial Information Reported by Segment	10-13
Key Variances in Non-GAAP Adjusted Earnings – By Segment	14-15
Diluted Earnings Per Share Guidance Information	16
Supplemental Quarterly Financial Highlights	17-20

NEWS RELEASE

For Immediate Release
February 26, 2014

	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Fourth Quarter 2013 Earnings

Introduces 2014 Guidance Range for Diluted Earnings Per Share - Adjusted of $3.50 to $3.75

Chicago – February 26, 2014 – Integrys Energy Group, Inc. (NYSE: TEG) recognized earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended December 31		Year Ended December 31
	2013	2012	2013	2012
GAAP earnings (millions)	$131.6	$68.0	$351.8	$281.4
GAAP diluted earnings per share	$1.63	$0.86	$4.39	$3.55
Adjusted earnings (millions) *	$79.5	$70.2	$282.9	$258.4
Diluted earnings per share – adjusted *	$0.99	$0.89	$3.53	$3.26

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

FOURTH QUARTER RESULTS

Earnings for the fourth quarter increased $63.6 million on a GAAP basis and $9.3 million on an adjusted basis from 2012 to 2013. The increase in adjusted earnings was driven by the utility segments.

Adjusted earnings at the natural gas utility segment increased $11.4 million quarter over quarter. One of the main drivers of the increase was a rate increase at The Peoples Gas Light and Coke Company that was effective in June 2013. This rate increase included recovery of increased natural gas distribution costs. The other main driver of the increase in adjusted earnings was an increase in sales volumes driven by the impact of weather. In 2012, weather was unusually warm in the natural gas utilities' service territories and the majority of the natural gas utilities did not have the benefit of weather-related decoupling accruals to offset the negative impact of weather. Financial incentives earned by Minnesota Energy

__________________________
* This news release includes non-GAAP financial measures. Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Media Hotline: 800-977-2250 - NYSE: TEG
130 East Randolph Drive
Chicago, IL 60601
www.integrysenergygroup.com

Integrys Energy Group, Inc.
Fourth Quarter 2013 Earnings News Release
February 26, 2014

Resources for achieving certain conservation improvement program goals also contributed to the increase in adjusted earnings.

An increase in adjusted earnings at the electric utility segment also contributed to the consolidated increase. The main driver of the electric utility increase was a retail electric rate increase at Wisconsin Public Service Corporation effective January 1, 2013.

A decrease in adjusted earnings at Integrys Energy Services, Inc. partially offset the increases at the utility segments. The decrease at Integrys Energy Services was mainly due to increased operating costs driven by the expansion of the residential and small commercial customer business.

EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2014 diluted earnings per share on a GAAP basis is $4.10 to $4.35. This guidance assumes the availability of generation units and normal weather conditions for the rest of the year. Integrys Energy Group is not estimating the impact of derivative and inventory fair value accounting activities for 2014. The company's guidance range for 2014 diluted earnings per share – adjusted is $3.50 to $3.75.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website. It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Thursday, February 27, 2014. The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425. Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader. A replay of the conference call will be available through April 30, 2014, by dialing 888-402-8740.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at
http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call. The slides will be available at 6 a.m. Central time on February 27, 2014.

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited. In this news release, Integrys Energy Group makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. These statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future results and conditions. Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements involve a number of risks and uncertainties. Some risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements include those described

Integrys Energy Group, Inc.
Fourth Quarter 2013 Earnings News Release
February 26, 2014

in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2013, and those identified below.

•
The timing and resolution of rate cases and related negotiations, including recovery of deferred and current costs and the ability to earn a reasonable return on investment, and other regulatory decisions impacting the regulated businesses;

•
Federal and state legislative and regulatory changes, including deregulation and restructuring of the electric and natural gas utility industries, financial reform, health care reform, energy efficiency mandates, reliability standards, pipeline integrity and safety standards, and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

•	The risk of terrorism or cyber security attacks, including the associated costs to protect assets and respond to such events;

•	The risk of failure to maintain the security of personally identifiable information, including the associated costs to notify affected persons and to mitigate their information security concerns;

•
Federal and state legislative and regulatory changes relating to the environment, including climate change and other environmental regulations impacting generation facilities and renewable energy standards;

•	Costs and effects of litigation and administrative proceedings, settlements, investigations, and claims;

•	The ability to retain market-based rate authority;

•	The effects, extent, and timing of competition or additional regulation in the markets in which Integrys Energy Group’s subsidiaries operate;

•
Changes in credit ratings and interest rates caused by volatility in the financial markets and actions of rating agencies and their impact on Integrys Energy Group's and its subsidiaries' liquidity and financing efforts;

•
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

•
The effects of political developments, as well as changes in economic conditions and the related impact on customer energy use, customer growth, and the ability to adequately forecast energy use for Integrys Energy Group’s customers;

•	The ability to use tax credit and loss carryforwards;

•	The investment performance of employee benefit plan assets and related actuarial assumptions, which impact future funding requirements;

•	The risk associated with the value of goodwill or other intangible assets and their possible impairment;

•	The timely completion of capital projects within estimates, as well as the recovery of those costs through established mechanisms;

•	Potential business strategies, including acquisitions or dispositions of assets or businesses, which cannot be assured to be completed timely or within budgets;

•
The risks associated with changing commodity prices, particularly natural gas and electricity, and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

•	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;

•	Unusual weather and other natural phenomena, including related economic, operational, and/or other ancillary effects of any such events;

•	The impact of unplanned facility outages;

•	The financial performance of American Transmission Company and its corresponding contribution to Integrys Energy Group’s earnings;

•	The timing and outcome of any audits, disputes, and other proceedings related to taxes;

•	The effectiveness of risk management strategies, the use of financial and derivative instruments, and the related recovery of these costs from customers in rates;

•	The effect of accounting pronouncements issued periodically by standard-setting bodies; and

Integrys Energy Group, Inc.
Fourth Quarter 2013 Earnings News Release
February 26, 2014

•	Other factors discussed in reports Integrys Energy Group files with the United States Securities and Exchange Commission.

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Integrys Energy Group, Inc.
Integrys Energy Group is a diversified energy holding company with regulated natural gas and electric utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company operating in Wisconsin, Michigan, Minnesota, and Illinois), and nonregulated energy operations.
More information is available at www.integrysgroup.com.

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– Unaudited Financial Statements to Follow –

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Twelve Months Ended
	December 31		December 31
(Millions, except per share data)	2013	2012	2013	2012
Utility revenues	$1,000.5	$842.6	$3,425.6	$2,959.5
Nonregulated revenues	710.2	354.6	2,209.0	1,252.9
Total revenues	1,710.7	1,197.2	5,634.6	4,212.4

Utility cost of fuel, natural gas, and purchased power	486.5	399.9	1,570.4	1,326.3
Nonregulated cost of sales	577.2	310.2	1,937.2	1,040.2
Operating and maintenance expense	326.2	282.7	1,192.3	1,031.3
Depreciation and amortization expense	70.6	63.1	266.6	250.7
Taxes other than income taxes	24.0	22.5	100.4	96.4
Operating income	226.2	118.8	567.7	467.5

Earnings from equity method investments	23.3	21.7	91.5	87.2
Miscellaneous income	6.5	2.1	29.8	9.3
Interest expense	37.2	30.2	128.2	120.2
Other expense	(7.4)	(6.4)	(6.9)	(23.7)

Income before taxes	218.8	112.4	560.8	443.8
Provision for income taxes	86.5	43.2	210.8	149.8
Net income from continuing operations	132.3	69.2	350.0	294.0

Discontinued operations, net of tax	0.1	(0.5)	4.8	(9.7)
Net income	132.4	68.7	354.8	284.3

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(3.1)	(3.1)
Noncontrolling interest in subsidiaries	—	0.1	0.1	0.2
Net income attributed to common shareholders	$131.6	$68.0	$351.8	$281.4

Average shares of common stock
Basic	80.1	78.6	79.5	78.6
Diluted	80.7	79.3	80.1	79.3

Earnings (loss) per common share (basic)
Net income from continuing operations	$1.64	$0.87	$4.37	$3.70
Discontinued operations, net of tax	—	—	0.06	(0.12)
Earnings per common share (basic)	$1.64	$0.87	$4.43	$3.58

Earnings (loss) per common share (diluted)
Net income from continuing operations	$1.63	$0.86	$4.33	$3.67
Discontinued operations, net of tax	—	—	0.06	(0.12)
Earnings per common share (diluted)	$1.63	$0.86	$4.39	$3.55

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)	Three Months Ended		Twelve Months Ended
	December 31		December 31
(Millions)	2013	2012	2013	2012
Net income	$132.4	$68.7	$354.8	$284.3

Other comprehensive income, net of tax:
Cash flow hedges
Unrealized net gains (losses) arising during period, net of tax of $0.1 million, $ – million, $0.1 million, and $(0.1) million, respectively	—	(0.1)	0.7	(0.2)
Reclassification of net losses (gains) to net income, net of tax of $1.9 million, $(0.6) million, $3.6 million, and $2.0 million, respectively	(1.3)	2.4	1.4	6.5
Cash flow hedges, net	(1.3)	2.3	2.1	6.3

Defined benefit plans
Pension and other postretirement benefit adjustments arising during period, net of tax of $8.9 million, $(4.4) million, $8.9 million, and $(4.4) million, respectively	13.2	(6.1)	13.2	(6.1)
Amortization of pension and other postretirement benefit costs included in net periodic benefit cost, net of tax of $0.5 million, $0.3 million, $1.7 million, and $1.0 million, respectively	0.6	0.3	2.4	1.4
Defined benefit plans, net	13.8	(5.8)	15.6	(4.7)

Other comprehensive income, net of tax	12.5	(3.5)	17.7	1.6

Comprehensive income	144.9	65.2	372.5	285.9

Preferred stock dividends of subsidiary	(0.8)	(0.8)	(3.1)	(3.1)
Noncontrolling interest in subsidiaries	—	0.1	0.1	0.2
Comprehensive income attributed to common shareholders	$144.1	$64.5	$369.5	$283.0

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)	December 31	December 31
(Millions)	2013	2012
Assets
Cash and cash equivalents	$22.3	$27.4
Collateral on deposit	38.7	41.0
Accounts receivable and accrued unbilled revenues, net of reserves of $49.8 and $43.5, respectively	1,052.1	796.8
Inventories	254.8	271.9
Assets from risk management activities	240.1	145.4
Regulatory assets	129.4	110.8
Assets held for sale	0.7	10.1
Deferred income taxes	31.4	64.3
Prepaid taxes	146.9	152.8
Other current assets	55.8	38.6
Current assets	1,972.2	1,659.1

Property, plant, and equipment, net of accumulated depreciation of $3,325.8 and $3,114.7, respectively	6,410.5	5,501.9
Regulatory assets	1,412.6	1,813.8
Assets from risk management activities	75.4	45.3
Equity method investments	540.9	512.2
Goodwill	662.1	658.3
Other long-term assets	169.8	136.8
Total assets	$11,243.5	$10,327.4

Liabilities and Equity
Short-term debt	$326.0	$482.4
Current portion of long-term debt	100.0	313.5
Accounts payable	613.2	457.7
Liabilities from risk management activities	163.8	181.9
Accrued taxes	86.3	83.0
Regulatory liabilities	101.5	65.6
Liabilities held for sale	—	0.2
Other current liabilities	231.3	229.0
Current liabilities	1,622.1	1,813.3

Long-term debt	2,956.2	1,931.7
Deferred income taxes	1,390.3	1,203.8
Deferred investment tax credits	57.6	49.3
Regulatory liabilities	400.9	370.5
Environmental remediation liabilities	600.8	651.5
Pension and other postretirement benefit obligations	211.0	625.2
Liabilities from risk management activities	62.8	58.4
Asset retirement obligations	491.5	411.2
Other long-term liabilities	136.9	135.7
Long-term liabilities	6,308.0	5,437.3

Commitments and contingencies

Common stock – $1 par value; 200,000,000 shares authorized; 79,919,176 shares issued; 79,445,380 shares outstanding	79.9	78.3
Additional paid-in capital	2,660.5	2,574.6
Retained earnings	567.1	431.5
Accumulated other comprehensive loss	(23.2)	(40.9)
Shares in deferred compensation trust	(23.0)	(17.7)
Total common shareholders’ equity	3,261.3	3,025.8

Preferred stock of subsidiary – $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	1.0	(0.1)
Total liabilities and equity	$11,243.5	$10,327.4

INTEGRYS ENERGY GROUP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Year Ended
	December 31
(Millions)	2013	2012
Operating Activities
Net income	$354.8	$284.3
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	(4.8)	9.7
Depreciation and amortization expense	266.6	250.7
Recoveries and refunds of regulatory assets and liabilities	44.3	49.9
Net unrealized (gains) losses on energy contracts	(102.2)	(40.3)
Bad debt expense	34.4	26.2
Pension and other postretirement expense	62.1	62.1
Pension and other postretirement contributions	(77.0)	(287.5)
Deferred income taxes and investment tax credits	198.5	148.2
Equity income, net of dividends	(19.2)	(17.5)
Termination of tolling agreement with Fox Energy Company LLC	(50.0)	—
Other	41.0	20.1
Changes in working capital
Collateral on deposit	2.3	9.6
Accounts receivable and accrued unbilled revenues	(358.8)	(26.2)
Inventories	16.8	28.5
Other current assets	(42.0)	6.1
Accounts payable	143.1	22.0
Other current liabilities	45.1	23.1
Net cash provided by operating activities	555.0	569.0

Investing Activities
Capital expenditures	(669.2)	(594.3)
Capital contributions to equity method investments	(13.7)	(27.4)
Acquisition of Fox Energy Company LLC	(391.6)	—
Acquisitions at Integrys Energy Services	(15.7)	—
Grant received related to Crane Creek Wind Project	69.0	—
Acquisition of compressed natural gas fueling companies, net of cash acquired	—	1.3
Other	(3.1)	15.4
Net cash used for investing activities	(1,024.3)	(605.0)

Financing Activities
Short-term debt, net	(156.4)	179.1
Borrowing on term credit facility	200.0	—
Repayment of term credit facility	(200.0)	—
Issuance of long-term debt	1,174.0	428.0
Repayment of long-term debt	(363.5)	(278.2)
Proceeds from stock option exercises	38.7	55.8
Shares purchased for stock-based compensation	(2.0)	(89.9)
Payment of dividends
Preferred stock of subsidiary	(3.1)	(3.1)
Common stock	(202.6)	(211.9)
Payments made on derivative contracts related to divestitures classified as financing activities	(5.8)	(23.7)
Other	(16.6)	(1.0)
Net cash provided by financing activities	462.7	55.1

Change in cash and cash equivalents - continuing operations	(6.6)	19.1
Change in cash and cash equivalents - discontinued operations
Net cash (used for) provided by operating activities	(0.1)	4.8
Net cash provided by investing activities	1.6	2.4
Net cash used for financing activities	—	(27.0)
Net change in cash and cash equivalents	(5.1)	(0.7)
Cash and cash equivalents at beginning of period	27.4	28.1
Cash and cash equivalents at end of period	$22.3	$27.4

Integrys Energy Group, Inc.

Diluted Earnings Per Share – Adjusted
and Weather Impacts

Diluted Earnings Per Share Information (Non-GAAP Information)

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures. Management uses these measures in its internal performance reporting and for reports to the Board of Directors. We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events. Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance. These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP. Tax impacts are calculated using the applicable combined federal and state statutory rate modified for any attributable permanent tax effect and/or tax credit.

	Three Months Ended December 31		Year Ended December 31
	2013	2012	2013	2012
Diluted EPS	$1.63	$0.86	$4.39	$3.55

Special Items (net of taxes):

Net noncash (losses) gains related to derivative and inventory accounting activities	(0.64)	0.03	(0.80)	(0.34)

Discontinued operations	—	—	(0.06)	0.12

Reversal of tax expense related to health care reform legislation	—	—	—	(0.07)

Diluted EPS – adjusted	$0.99	$0.89	$3.53	$3.26

Average Shares of Common Stock – Diluted (in millions)	80.7	79.3	80.1	79.3

Weather Impacts (Compared to Normal, Net of Decoupling)

	Three Months Ended December 31		Year Ended December 31
Dollar Impacts, net of taxes (Millions)	2013	2012	2013	2012
Natural Gas Utility Segment	$0.9	$(4.4)	$1.6	$(26.5)
Electric Utility Segment	—	(0.6)	—	(2.9)
Integrys Energy Services – Core	0.6	(0.5)	(1.6)	(2.7)
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	—	9.9	—
Total	$1.5	$(5.5)	$9.9	$(32.1)

	Three Months Ended December 31		Year Ended December 31
Diluted EPS Impacts, net of taxes	2013	2012	2013	2012
Natural Gas Utility Segment	$0.01	$(0.05)	$0.02	$(0.33)
Electric Utility Segment	—	(0.01)	—	(0.04)
Integrys Energy Services – Core	0.01	(0.01)	(0.02)	(0.03)
Reversal of the full calendar year 2012 reserves related to decoupling mechanisms at Peoples Gas and North Shore Gas	—	—	0.12	—
Total	$0.02	$(0.07)	$0.12	$(0.40)

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the quarters ended December 31, 2013 and 2012.

December 31, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$51.8	$18.3	$13.2	$5.2	$51.8	$(8.7)	$131.6

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.3)	—	—	—	(51.7)	—	(52.0)
Discontinued operations	—	—	—	—	(0.1)	—	(0.1)
Adjusted earnings (loss)	$51.5	$18.3	$13.2	$5.2	$—	$(8.7)	$79.5

December 31, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$40.0	$15.5	$12.6	$8.2	$(2.1)	$(6.2)	$68.0

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	0.1	—	—	—	1.6	—	1.7
Discontinued operations	—	—	—	—	0.5	—	0.5
Adjusted earnings (loss)	$40.1	$15.5	$12.6	$8.2	$—	$(6.2)	$70.2

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the quarters ended December 31, 2013 and 2012.

December 31, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.64	$0.23	$0.16	$0.06	$0.64	$(0.10)	$1.63

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.64)	—	(0.64)
Discontinued operations	—	—	—	—	—	—	—
Diluted EPS – adjusted	$0.64	$0.23	$0.16	$0.06	$—	$(0.10)	$0.99

December 31, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.51	$0.20	$0.16	$0.10	$(0.03)	$(0.08)	$0.86

Special Items (net of taxes)
Net noncash losses related to derivative and inventory accounting activities	—	—	—	—	0.03	—	0.03
Discontinued operations	—	—	—	—	—	—	—
Diluted EPS – adjusted	$0.51	$0.20	$0.16	$0.10	$—	$(0.08)	$0.89

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for the financial impact of special items for the years ended December 31, 2013 and 2012.

December 31, 2013 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$123.4	$110.9	$53.9	$15.4	$62.9	$(14.7)	$351.8

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(64.0)	—	(64.1)
Discontinued operations	—	—	—	—	1.1	(5.9)	(4.8)
Adjusted earnings (loss)	$123.3	$110.9	$53.9	$15.4	$—	$(20.6)	$282.9

December 31, 2012 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$93.4	$107.9	$52.4	$25.9	$15.2	$(13.4)	$281.4

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	(0.1)	—	—	—	(26.7)	—	(26.8)
Discontinued operations	—	—	—	—	11.5	(1.8)	9.7
Reversal of tax expense related to health care reform legislation	(1.2)	(4.7)	—	—	—	—	(5.9)
Adjusted earnings (loss)	$92.1	$103.2	$52.4	$25.9	$—	$(15.2)	$258.4

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for the financial impact of special items on diluted earnings per share for the years ended December 31, 2013 and 2012.

December 31, 2013	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.54	$1.38	$0.67	$0.19	$0.79	$(0.18)	$4.39

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.80)	—	(0.80)
Discontinued operations	—	—	—	—	0.01	(0.07)	(0.06)
Diluted EPS – adjusted	$1.54	$1.38	$0.67	$0.19	$—	$(0.25)	$3.53

December 31, 2012	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$1.18	$1.36	$0.66	$0.32	$0.20	$(0.17)	$3.55

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities	—	—	—	—	(0.34)	—	(0.34)
Discontinued operations	—	—	—	—	0.14	(0.02)	0.12
Reversal of tax expense related to health care reform legislation	(0.01)	(0.06)	—	—	—	—	(0.07)
Diluted EPS – adjusted	$1.17	$1.30	$0.66	$0.32	$—	$(0.19)	$3.26

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings - By Segment (in Millions)
Three Months Ended December 31, 2013

Reporting Segment	Fourth Quarter 2012 Adjusted Earnings / Loss	Weather, net of Decoupling	Utility Rate Impacts / Other Nonregulated Margins	Operating Expense Impacts		Tax Impacts / Other (1)		Fourth Quarter 2013 Adjusted Earnings / Loss
Natural Gas Utility	$40.1	$4.7	$9.4	$(10.3)	(2)	$7.6	(3)	$51.5
Electric Utility	15.5	0.5	3.2	—		(0.9)		18.3
Electric Transmission Investment	12.6	—	—	—		0.6		13.2
Integrys Energy Services	8.2	0.8	(1.1)	(2.6)		(0.1)		5.2
Holding Company & Other	(6.2)	—	0.2	(0.7)		(2.0)		(8.7)
Total	$70.2	$6.0	$11.7	$(13.6)		$5.2		$79.5

Note: All amounts are shown net of tax. Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders and the effects of the purchase of the Fox Energy Center.

(1) Includes the impact of variances in weather-normalized sales volumes on utility margins, changes in interest expense, and other miscellaneous items
(2) Driven by an increase in natural gas distribution costs at Peoples Gas
(3) Also includes the positive impact of financial incentives earned by Minnesota Energy Resources for achieving certain conservation improvement program goals

Integrys Energy Group, Inc.
Key Variances in Non-GAAP Adjusted Earnings - By Segment (in Millions)
Year Ended December 31, 2013

Reporting Segment	2012 Adjusted Earnings / Loss	Weather, net of Decoupling		Utility Rate Impacts / Other Nonregulated Margins	Operating Expense Impacts		Tax Impacts / Other	(1)	2013 Adjusted Earnings / Loss
Natural Gas Utility	$92.1	$31.7	(2)	$18.9	$(27.4)	(3)	$8.0	(4)	$123.3
Electric Utility	103.2	1.7		9.9	(5.2)		1.3		110.9
Electric Transmission Investment	52.4	—		—	—		1.5		53.9
Integrys Energy Services	25.9	0.9		(2.4)	(11.0)	(5)	2.0		15.4
Holding Company & Other	(15.2)	—		(0.2)	(2.9)		(2.3)		(20.6)
Total	$258.4	$34.3		$26.2	$(46.5)		$10.5		$282.9

Note: All amounts are shown net of tax. Certain variances have been adjusted to exclude amounts that have no impact on net income, including certain utility riders and the effects of the purchase of the Fox Energy Center.

(1) Includes the impact of variances in weather-normalized sales volumes on utility margins, changes in interest expense, and other miscellaneous items
(2) Includes the $9.9 million reversal in 2013 of the 2012 decoupling accrual reserve at Peoples Gas and North Shore Gas
(3) Driven by an increase in natural gas distribution costs at Peoples Gas
(4) Also includes the positive impact of financial incentives earned by Minnesota Energy Resources Corporation for achieving certain conservation improvement program goals
(5) Driven by the expansion of the residential and small commercial customer classes

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

	Potential 2014
Diluted EPS Guidance	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.42	$1.53

Regulated electric utility segment	1.45	1.60

Electric transmission investment segment	0.70	0.71

Integrys Energy Services
Core	0.17	0.21

Holding company and other segment	0.31	0.35

Integrys Energy Group Consolidated Diluted EPS *	$4.10	$4.35
Average Shares of Common Stock – Diluted (in millions)	80.7	80.7

Information on Special Items:
Diluted EPS guidance is adjusted for special items and their financial impact on the diluted EPS guidance for 2014.

Integrys Energy Group Consolidated Diluted EPS	$4.10	$4.35
Special Items (net of taxes)

Holding company and other segment - Gain on sale of Upper Peninsula Power Company	(0.60)	(0.60)

Integrys Energy Group Consolidated Diluted EPS – Adjusted	$3.50	$3.75
Average Shares of Common Stock – Diluted (in millions)	80.7	80.7

Key Assumptions for 2014:

▪	Availability of generation units

▪	Normal weather conditions for the rest of the year

▪	Not estimating the impact of derivative and inventory fair value accounting activities

* Note that the consolidated guidance is slightly narrower than the sum of the segments.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Regulated Natural Gas Utility Segment
Revenues	$665.7	$253.7	$220.0	$532.6	$1,672.0	$793.9	$369.9	$257.2	$684.0	$2,105.0
year-over-year change	(22.0)%	(30.3)%	(8.1)%	(1.6)%	(16.3)%	19.3%	45.8%	16.9%	28.4%	25.9%
Purchased natural gas costs	346.5	92.7	71.9	263.9	775.0	424.1	167.5	93.8	360.8	1,046.2
Margins	$319.2	$161.0	$148.1	$268.7	$897.0	$369.8	$202.4	$163.4	$323.2	$1,058.8
year-over-year change	(1.0)%	(12.2)%	6.0%	7.0%	—%	15.9%	25.7%	10.3%	20.3%	18.0%
margins/revenues	47.9%	63.5%	67.3%	50.5%	53.6%	46.6%	54.7%	63.5%	47.3%	50.3%
Operating and maintenance expense	135.3	127.0	119.7	145.5	527.5	162.1	147.9	144.9	177.8	632.7
Depreciation and amortization expense	32.4	32.7	33.2	33.5	131.8	32.2	32.3	35.6	35.9	136.0
Taxes other than income taxes	9.5	8.6	9.0	8.5	35.6	9.9	9.5	9.6	9.2	38.2
Operating income (loss)	142.0	(7.3)	(13.8)	81.2	202.1	165.6	12.7	(26.7)	100.3	251.9
year-over-year change	0.1%	N/M(1)	(36.7)%	4.0%	(4.4)%	16.6%	N/M(1)	93.5%	23.5%	24.6%
Net income (loss) attributed to common shareholders	$78.6	$(11.2)	$(14.0)	$40.0	$93.4	$89.7	$1.5	$(19.6)	$51.8	$123.4
Total throughput in therms	1,372.3	601.8	462.3	1,131.6	3,568.0	1,695.6	711.9	454.4	1,313.8	4,175.7
year-over-year change	(19.0)%	(11.3)%	1.7%	8.5%	(7.8)%	23.6%	18.3%	(1.7)%	16.1%	17.0%
Retail throughput in therms
Residential	606.4	171.0	87.2	460.2	1,324.8	775.9	243.0	89.2	555.5	1,663.6
Commercial and industrial	183.4	51.0	36.3	135.3	406.0	236.8	78.9	43.2	175.9	534.8
Other	18.7	14.2	23.3	19.1	75.3	20.0	10.8	14.6	28.6	74.0
Total retail throughput in therms	808.5	236.2	146.8	614.6	1,806.1	1,032.7	332.7	147.0	760.0	2,272.4
Transport throughput in therms
Residential	87.1	31.3	15.8	69.8	204.0	111.3	39.1	16.4	85.9	252.7
Commercial and industrial	476.7	334.3	299.7	447.2	1,557.9	551.6	340.1	291.0	467.9	1,650.6
Total transport throughput in therms	563.8	365.6	315.5	517.0	1,761.9	662.9	379.2	307.4	553.8	1,903.3

Regulated Electric Utility Segment
Revenues	$307.0	$311.8	$366.8	$311.8	$1,297.4	$331.8	$327.0	$354.0	$319.3	$1,332.1
year-over-year change	(4.8)%	(1.1)%	(0.2)%	3.3%	(0.8)%	8.1%	4.9%	(3.5)%	2.4%	2.7%
Fuel and purchased power costs	127.5	135.5	160.9	138.2	562.1	143.2	131.3	133.6	128.8	536.9
Margins	$179.5	$176.3	$205.9	$173.6	$735.3	$188.6	$195.7	$220.4	$190.5	$795.2
year-over-year change	(2.9)%	(3.0)%	(2.0)%	(5.9)%	(3.4)%	5.1%	11.0%	7.0%	9.7%	8.1%
margins/revenues	58.5%	56.5%	56.1%	55.7%	56.7%	56.8%	59.8%	62.3%	59.7%	59.7%
Operating and maintenance expense	100.3	99.8	96.6	108.9	405.6	101.4	111.5	110.6	116.7	440.2
Depreciation and amortization expense	22.0	22.1	22.3	22.6	89.0	21.5	25.8	25.7	25.6	98.6
Taxes other than income taxes	12.9	11.7	11.7	11.3	47.6	12.8	12.1	12.1	12.1	49.1
Operating income	44.3	42.7	75.3	30.8	193.1	52.9	46.3	72.0	36.1	207.3
year-over-year change	(10.0)%	3.4%	2.6%	(21.6)%	(5.0)%	19.4%	8.4%	(4.4)%	17.2%	7.4%
Net income attributed to common shareholders	$24.3	$20.9	$47.2	$15.5	$107.9	$28.6	$23.7	$40.3	$18.3	$110.9
Sales in kilowatt-hours	3,797.0	3,950.9	4,642.7	3,943.2	16,333.8	3,953.1	3,942.1	4,181.0	3,924.9	16,001.1
year-over-year change	(1.0)%	3.7%	8.1%	(1.7)%	2.4%	4.1%	(0.2)%	(9.9)%	(0.5)%	(2.0)%
Residential	775.2	687.4	897.2	746.8	3,106.6	823.8	692.6	837.8	778.1	3,132.3
Commercial and industrial	2,087.8	2,137.2	2,275.4	2,074.1	8,574.5	2,072.0	2,103.7	2,242.8	2,085.5	8,504.0
Wholesale	923.1	1,118.7	1,461.8	1,111.1	4,614.7	1,046.6	1,138.1	1,092.4	1,050.1	4,327.2
Other	10.9	7.6	8.3	11.2	38.0	10.7	7.7	8.0	11.2	37.6

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$3.4	$5.1	$8.5	$3.4	$20.4	$1.7	$5.1	$3.4	$3.5	$13.7
After-tax equity earnings recognized from ATC investment	13.3	13.1	13.4	12.6	52.4	13.4	13.6	13.7	13.2	53.9

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$269.6	$269.1	$335.6	$344.2	$1,218.5	$545.7	$412.9	$513.0	$695.9	$2,167.5
Nonregulated cost of fuel, natural gas, and purchased power	270.1	188.8	258.8	303.7	1,021.4	430.7	443.7	469.3	567.1	1,910.8
Margins	$(0.5)	$80.3	$76.8	$40.5	$197.1	$115.0	$(30.8)	$43.7	$128.8	$256.7

Margin Detail:
Electric and renewable energy asset margins	(23.8)	67.7	72.5	27.3	143.7	89.6	(33.2)	38.3	107.4	202.1
Natural gas margins	23.3	12.6	4.3	13.2	53.4	25.4	2.4 *	5.4 *	21.4 *	54.6
Margins	(0.5)	80.3	76.8	40.5	197.1	115.0	(30.8)	43.7	128.8	256.7
Retail Electric Realized Unit Margins	$5.79	$7.23	$6.78	$7.48	$6.84	$5.53	$5.50	$2.53	$4.43	$4.34
Retail Natural Gas Realized Unit Margins	$0.59	$0.28	$0.22	$0.38	$0.41	$0.37	$0.16	$0.17	$0.26	$0.25

Operating and maintenance expense	27.5	24.9	25.5	28.1	106.0	32.8	30.1	27.5	32.0	122.4
Depreciation and amortization expense	2.3	2.4	2.7	2.9	10.3	2.7	2.8	2.9	3.0	11.4
Taxes other than income taxes	1.3	0.3	0.6	0.3	2.5	1.0	1.0	0.6	0.7	3.3
Operating income (loss)	(31.6)	52.7	48.0	9.2	78.3	78.5	(64.7)	12.7	93.1	119.6

Discontinued operations, net of tax	(1.0)	(2.0)	(8.0)	(0.5)	(11.5)	0.1	(0.7)	(0.6)	0.1	(1.1)

Net income (loss) attributed to common shareholders	$(20.1)	$30.9	$24.2	$6.1	$41.1	$51.4	$(41.8)	$11.7	$57.0	$78.3
Physically settled volumes
Retail electric sales volumes in million kilowatt-hours	2,918.9	3,082.7	4,010.6	3,330.9	13,343.1	4,318.2	4,838.1	6,291.0	5,887.1	21,334.4
Wholesale assets and distributed solar electric sales volumes in million kilowatt-hours	22.2	24.4	26.3	19.8	92.7	18.0	15.7	17.4	12.9	64.0
Retail natural gas sales volumes in billion cubic feet	39.6	21.4	19.3	36.2	116.5	50.7	37.1	34.8	61.0	183.6

Nonregulated Segment - Holding Company and Other
Net income (loss) attributed to common shareholders	$2.8	$(4.9)	$(5.1)	$(6.2)	$(13.4)	$4.4	$(2.4)	$(8.0)	$(8.7)	$(14.7)

Notes:
* These amounts include negative margins of $1.5 million, $1.3 million, and $2.0 million for the second, third and fourth quarters of 2013, respectively, related to the amortization of the net amount paid for customer and related supply contracts in connection with the acquisition of Compass Energy Services, Inc.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Weather information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	2,864	748	252	2,492	6,356	3,803	1,107	216	2,925	8,051
period-over-period change	(26.4)%	(31.0)%	2.4%	8.3%	(15.5)%	32.8%	48.0%	(14.3)%	17.4%	26.7%
compared with normal	(22.7)%	(24.7)%	14.5%	(5.2)%	(15.8)%	4.4%	13.2%	—%	11.9%	8.0%
Heating Degree Days - Normal	3,705	994	220	2,629	7,548	3,643	978	216	2,615	7,452
Cooling Degree Days - Actual	11	264	514	—	789	—	131	396	2	529
period-over-period change	N/M (1)	158.8%	4.0%	(100.0)%	30.8%	(100.0)%	(50.4)%	(23.0)%	N/M (1)	(33.0)%
compared with normal	N/M (1)	107.9%	49.9%	(100.0)%	66.1%	(100.0)%	(3.7)%	9.7%	(60.0)%	5.2%
Cooling Degree Days - Normal	—	127	343	5	475	1	136	361	5	503

Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	3,282	1,182	434	2,851	7,749	4,087	1,629	473	3,307	9,496
period-over-period change	(20.1)%	(20.5)%	25.4%	4.2%	(10.7)%	24.5%	37.8%	9.0%	16.0%	22.5%
compared with normal	(18.5)%	(16.4)%	5.3%	(1.8)%	(11.5)%	3.0%	16.4%	17.1%	14.2%	9.6%
Heating Degree Days - Normal	4,029	1,414	412	2,902	8,757	3,967	1,399	404	2,895	8,665
Cooling Degree Days - Actual	—	99	236	—	335	—	36	194	—	230
period-over-period change	N/M (1)	219.4%	(12.6)%	(100.0)%	9.8%	N/M (1)	(63.6)%	(17.8)%	N/M (1)	(31.3)%
compared with normal	N/M (1)	94.1%	42.2%	(100.0)%	53.7%	N/M (1)	(34.5)%	10.2%	(100.0)%	(0.9)%
Cooling Degree Days - Normal	—	51	166	1	218	—	55	176	1	232

Heating Degree Days - MGU
Heating Degree Days - Actual	2,472	659	178	2,060	5,369	3,150	788	154	2,372	6,464
period-over-period change	(25.5)%	(16.7)%	10.6%	7.5%	(13.2)%	27.4%	19.6%	(13.5)%	15.1%	20.4%
compared with normal	(20.8)%	(16.1)%	35.9%	(4.7)%	(13.4)%	3.2%	4.6%	18.5%	10.6%	6.4%
Heating Degree Days - Normal	3,122	785	131	2,162	6,200	3,051	753	130	2,144	6,078

Heating Degree Days - MERC
Heating Degree Days - Actual	3,082	723	226	2,802	6,833	4,081	1,220	174	3,290	8,765
period-over-period change						32.4%	68.7%	(23.0)%	17.4%	28.3%
compared with normal	(22.8)%	(26.0)%	(12.4)%	(3.9)%	(16.1)%	3.8%	27.0%	(29.8)%	13.4%	9.0%
Heating Degree Days - Normal	3,991	977	258	2,916	8,142	3,931	961	248	2,900	8,040

Heating Degree Days - PGL and NSG
Heating Degree Days - Actual	2,379	530	111	2,022	5,042	3,247	802	78	2,446	6,573
period-over-period change	(28.8)%	(37.9)%	(27.5)%	10.0%	(18.5)%	36.5%	51.3%	(29.7)%	21.0%	30.4%
compared with normal	(24.3)%	(26.7)%	27.6%	(7.8)%	(18.0)%	4.9%	13.6%	(9.3)%	14.1%	9.0%
Heating Degree Days - Normal	3,144	723	87	2,192	6,146	3,095	706	86	2,144	6,031

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' sales volumes)

Other Information:
Capital Expenditures	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended
Regulated utility expenditures	$109.7	$111.3	$171.1	$146.9	$539.0	$525.7	$139.9	$154.6	$164.8	$985.0
Integrys Energy Services	8.2	7.5	11.3	3.9	30.9	3.4	0.8	4.6	7.0	15.8
Other	5.1	7.4	6.2	5.7	24.4	9.5	12.4	15.4	22.7	60.0
Total Capital Expenditures	$123.0	$126.2	$188.6	$156.5	$594.3	$538.6	$153.1	$174.6	$194.5	$1,060.8

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 12/31/12			Forward Contracted Volumes at 12/31/13
By Calendar Year	01/01/13 - 12/31/13	01/01/14 - 12/31/14	Post 12/31/14	01/01/14 - 12/31/14	01/01/15 - 12/31/15	Post 12/31/15
Retail natural gas sales volumes - billion cubic feet	94.8	23.6	8.7	174.0	64.2	18.9
Retail electric sales volumes - million kilowatt-hours	16,092	6,069	1,771	16,277	5,674	2,704
	These tables represent estimated physical sales volumes related to contracts for natural gas and electric power for delivery or settlement in future periods.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 12/31/12				Wholesale Counterparty Credit Exposure at 12/31/13
Counterparty Rating	Total	< 1 Year	1 - 3 Years	> 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$3.9	$3.9	$—	$—	$6.4	$5.4	$1.1	$(0.1)
Investment grade - other	2.0	2.0	—	—	47.4	45.1	2.5	(0.2)
Non-investment grade - regulated utilities	—	—	—	—	—	—	—	—
Non-investment grade - other	0.4	0.2	—	0.2	1.6	1.2	0.4	—
Non-rated - regulated utilities	—	—	—	—	—	—	—	—
Non-rated - other	1.3	0.8	0.5	—	5.6	4.5	1.1	—
Total Exposure	$7.6	$6.9	$0.5	$0.2	$61.0	$56.2	$5.1	$(0.3)

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure considers netting of accounts receivable and accounts payable where netting agreements are in place, as well as net mark-to-market exposure.